Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	9/30/2020	6/30/2020	9/30/2019
Assets
Loans	$103,081	$106,159	$92,760
Loans held for sale	1,724	2,007	1,598
Securities available for sale	26,895	23,600	22,378
Held-to-maturity securities	8,384	9,075	10,490
Trading account assets	733	645	963
Short-term investments	14,148	14,036	3,351
Other investments	620	655	620
Total earning assets	155,585	156,177	132,160
Allowance for loan and lease losses	(1,730)	(1,708)	(893)
Cash and due from banks	956	1,059	636
Premises and equipment	765	776	815
Goodwill	2,664	2,664	2,664
Other intangible assets	203	218	272
Corporate-owned life insurance	4,274	4,251	4,216
Accrued income and other assets	7,084	6,976	5,881
Discontinued assets	739	779	940
Total assets	$170,540	$171,192	$146,691

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$80,791	$78,853	$65,604
Savings deposits	5,585	5,371	4,668
Certificates of deposit ($100,000 or more)	3,345	4,476	7,194
Other time deposits	3,450	4,011	5,300
Total interest-bearing deposits	93,171	92,711	82,766
Noninterest-bearing deposits	43,575	42,802	28,883
Total deposits	136,746	135,513	111,649
Federal funds purchased and securities sold under repurchase agreements	213	267	182
Bank notes and other short-term borrowings	818	1,716	700
Accrued expense and other liabilities	2,356	2,420	2,574
Long-term debt	12,685	13,734	14,470
Total liabilities	152,818	153,650	129,575

Equity
Preferred stock	1,900	1,900	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,263	6,240	6,287
Retained earnings	12,375	12,154	12,209
Treasury stock, at cost	(4,940)	(4,945)	(4,696)
Accumulated other comprehensive income (loss)	867	936	159
Key shareholders’ equity	17,722	17,542	17,116
Noncontrolling interests	—	—	—
Total equity	17,722	17,542	17,116
Total liabilities and equity	$170,540	$171,192	$146,691

Common shares outstanding (000)	976,205	975,947	988,538

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Nine months ended
	9/30/2020	6/30/2020	9/30/2019	9/30/2020	9/30/2019
Interest income
Loans	$927	$980	$1,073	$2,933	$3,221
Loans held for sale	18	21	18	58	46
Securities available for sale	115	121	136	365	400
Held-to-maturity securities	53	56	64	171	199
Trading account assets	3	5	7	16	24
Short-term investments	1	7	16	14	49
Other investments	2	—	3	3	11
Total interest income	1,119	1,190	1,317	3,560	3,950
Interest expense
Deposits	54	96	227	319	652
Federal funds purchased and securities sold under repurchase agreements	—	—	—	6	1
Bank notes and other short-term borrowings	1	5	4	11	13
Long-term debt	64	71	114	225	354
Total interest expense	119	172	345	561	1,020
Net interest income	1,000	1,018	972	2,999	2,930
Provision for credit losses	160	482	200	1,001	336
Net interest income after provision for credit losses	840	536	772	1,998	2,594
Noninterest income
Trust and investment services income	128	123	118	384	355
Investment banking and debt placement fees	146	156	176	418	449
Service charges on deposit accounts	77	68	86	229	251
Operating lease income and other leasing gains	38	60	42	128	123
Corporate services income	51	52	63	165	171
Cards and payments income	114	91	69	271	208
Corporate-owned life insurance income	30	35	32	101	97
Consumer mortgage income	51	62	16	133	42
Commercial mortgage servicing fees	18	12	21	48	58
Other income	28	33	27	(27)	54
Total noninterest income	681	692	650	1,850	1,808
Noninterest expense
Personnel	588	572	547	1,675	1,699
Net occupancy	76	71	72	223	217
Computer processing	59	56	53	170	163
Business services and professional fees	49	49	43	142	132
Equipment	25	25	27	74	75
Operating lease expense	33	34	33	103	91
Marketing	22	24	26	67	69
FDIC assessment	6	8	7	23	23
Intangible asset amortization	15	18	26	50	70
OREO expense, net	(1)	6	3	8	10
Other expense	165	150	102	446	372
Total noninterest expense	1,037	1,013	939	2,981	2,921
Income (loss) from continuing operations before income taxes	484	215	483	867	1,481
Income taxes	60	30	70	113	239
Income (loss) from continuing operations	424	185	413	754	1,242
Income (loss) from discontinued operations, net of taxes	4	2	3	7	6
Net income (loss)	428	187	416	761	1,248
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$428	$187	$416	$761	$1,248

Income (loss) from continuing operations attributable to Key common shareholders	$397	$159	$383	$674	$1,172
Net income (loss) attributable to Key common shareholders	401	161	386	681	1,178
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.41	$.16	$.39	$.7	$1.17
Income (loss) from discontinued operations, net of taxes	—	—	—	.01	.01
Net income (loss) attributable to Key common shareholders (a)	.41	.17	.39	.7	1.18
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.41	$.16	$.38	$.69	$1.16
Income (loss) from discontinued operations, net of taxes	—	—	—	.01	.01
Net income (loss) attributable to Key common shareholders (a)	.41	.17	$.39	.70	1.17

Cash dividends declared per common share	$.185	$.185	$.185	$.555	$.525

Weighted-average common shares outstanding (000)	967,804	967,147	988,319	967,632	998,268
Effect of common share options and other stock awards	6,184	4,994	10,009	6,648	9,632
Weighted-average common shares and potential common shares outstanding (000) (b)	973,988	972,141	998,328	974,280	1,007,900

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.